Series Number:  1
For period ending 1/31/12

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)   1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     7,838
                                Institutional Class                4,073
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 4,144
        C Class                                                15
                                R Class                                                                                 1,172

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2707
                               Institutional Class                                                      $0.2941
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2414
        C Class                                            $0.1536
        R Class                                                      $0.2121

74U)    1. Number of shares outstanding (000's omitted)
                              Investor Class           30,311
                              Institutional Class     14,314

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   18,243
                                    C Class                                                             123
R Class                             5,924

74V)    1. Net asset value per share (to nearest cent)
                                Investor Class        $11.86
                                Institutional Class  $11.87

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $11.86
                                    C Class                                                            $11.88
R Class                            $11.86

Series Number:  2
For period ending 1/31/12

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)   1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     9,508
                                Institutional Class                5,441
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 5,135
        C Class                                                24
                                R Class                                                                                 1,627

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2566
                               Institutional Class                                                      $0.2802
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2271
        C Class                                            $0.1386
        R Class                                                      $0.1976

74U)    1. Number of shares outstanding (000's omitted)
                              Investor Class           38,852
                              Institutional Class     21,104

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   23,865
                                    C Class                                                             195
R Class                             8,672

74V)    1. Net asset value per share (to nearest cent)
                                Investor Class        $12.05
                                Institutional Class  $12.05

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $12.04
                                    C Class                                                            $12.06
R Class                            $12.04

Series Number:  3
For period ending 1/31/12

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)   1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     5,408
                                Institutional Class                3,029
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 3,140
        C Class                                                6
                                R Class                                                                                 1,032

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2254
                               Institutional Class                                                      $0.2494
                   2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1953
        C Class                                            $0.1052
        R Class                                                      $0.1653

74U)    1. Number of shares outstanding (000's omitted)
                              Investor Class           25,380
                              Institutional Class     12,737

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   16,831
                                    C Class                                                             77
R Class                             6,506

74V)    1. Net asset value per share (to nearest cent)
                                Investor Class        $12.39
                                Institutional Class  $12.39

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $12.39
                                    C Class                                                            $12.39
R Class                            $12.38

Series Number:  4
For period ending 1/31/12

49)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     2,811
                                Institutional Class                1,950
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 1,678
        C Class                                                3
                                R Class                                                                                 547

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2063
                               Institutional Class                                                      $0.2302
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1764
        C Class                                            $0.0868
        R Class                                                      $0.1465

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           14,522
                              Institutional Class     8,789

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   9,923
                                    C Class                                                             34
R Class                             3,945

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $12.41
                                Institutional Class  $12.42

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $12.40
                                    C Class                                                            $12.42
R Class                            $12.41

Series Number:  5
For period ending 1/31/12

49)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     1,430
                                Institutional Class                1,715
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 1,389
        C Class                                                7
                                R Class                                                                                 369

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1824
                               Institutional Class                                                      $0.1937
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1681
        C Class                                            $0.1255
        R Class                                                      $0.1540

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           8,530
                              Institutional Class     9,519

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   8,756
                                    C Class                                                             56
R Class                             2,583

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $11.31
                                Institutional Class  $11.31

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $11.31
                                    C Class                                                            $11.32
R Class                            $11.30

Series Number:  11
For period ending 1/31/12

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)   1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     2,738
                                Institutional Class                4,009
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 2,726
        C Class                                                9
                                R Class                                                                                 683

72EE) 1. From net realized gains
         Investor Class                                               416
         Institutional Class              559
         A Class                                               467
         C Class                                               2
         R Class                                               134

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2251
                               Institutional Class                                                      $0.2454
                  2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1997
        C Class                                            $0.1236
        R Class                                                      $0.1743

73B)                      Distributions of capital gains
         Investor Class                                           $0.0342
                                 Institutional Class                                                                $0.0342
                                 A Class                                                                           $0.0342
         C Class                                           $0.0342
         R Class                                           $0.0342

74U)    1. Number of shares outstanding (000's omitted)
                              Investor Class           14,286
                              Institutional Class     17,231

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   14,939
                                    C Class                                                             88
R Class                             4,465

74V)    1. Net asset value per share (to nearest cent)
                                Investor Class        $10.29
                                Institutional Class  $10.29

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.29
                                    C Class                                                            $10.31
R Class                            $10.29

Series Number:  12
For period ending 1/31/12

48)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     1,830
                                Institutional Class                3,078
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 2,150
        C Class                                                9
                                R Class                                                                                 543

72EE) 1. From net realized gains
         Investor Class                                               232
         Institutional Class              354
         A Class                                               314
         C Class                                               3
         R Class                                               93

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1883
                               Institutional Class                                                      $0.2079
                  2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1637
        C Class                                            $0.0900
        R Class                                                      $0.1391

73B)                      Distributions of capital gains
         Investor Class                                           $0.0239
                                 Institutional Class                                                                $0.0239
                                 A Class                                                                           $0.0239
         C Class                                           $0.0239
         R Class                                           $0.0239

74U)    1. Number of shares outstanding (000's omitted)
                              Investor Class           11,090
                              Institutional Class     15,355

2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   14,307
                                    C Class                                                             118
R Class                             4,256

74V)    1. Net asset value per share (to nearest cent)
                                Investor Class        $10.07
                                Institutional Class  $10.06

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.05
                                    C Class                                                            $10.08
R Class                            $10.06

Series Number:  13
For period ending 1/31/12

49)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     1,011
                                Institutional Class                1,535
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 1,151
        C Class                                                2
                                R Class                                                                                 253

72EE) 1. From net realized gains
         Investor Class                                               155
         Institutional Class              211
         A Class                                               206
         C Class                                               1
         R Class                                               54

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1682
                               Institutional Class                                                      $0.1875

              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1441
        C Class                                            $0.0717
        R Class                                                      $0.1200

73B)                      Distributions of capital gains
         Investor Class                                           $0.0258
                                 Institutional Class                                                                $0.0258
                                 A Class                                                                           $0.0258
         C Class                                           $0.0258
         R Class                                           $0.0258

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           6,775
                              Institutional Class     8,503

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   8,647
                                    C Class                                                             32
R Class                             2,286

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $9.97
                                Institutional Class  $9.96

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $9.96
                                    C Class                                                            $9.97
R Class                            $9.96

Series Number:  14
For period ending 1/31/12

49)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     373
                                Institutional Class                609
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 447
        C Class                                                2
                                R Class                                                                                 103

72EE) 1. From net realized gains
         Investor Class                                               39
         Institutional Class              56
         A Class                                               56
         C Class                                               1
         R Class                                               16

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1438
                               Institutional Class                                                      $0.1625
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1204
        C Class                                            $0.0502
        R Class                                                      $0.0970

73B)                      Distributions of capital gains
         Investor Class                                           $0.0151
                                 Institutional Class                                                                $0.0151
                                 A Class                                                                           $0.0151
         C Class                                           $0.0151
         R Class                                           $0.0151

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           3,103
                              Institutional Class     4,243

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   3,931
                                    C Class                                                             41
R Class                             1,140

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $9.74
                                Institutional Class  $9.74

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $9.73
                                    C Class                                                            $9.75
R Class                            $9.74

Series Number:  15
For period ending 1/31/12

49)	Investor, A, C & R
0.20%

Institutional
      0.00%

72DD)  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     11
                                Institutional Class                13
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 7
        C Class                                                0
                                R Class                                                                                 1

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0966
                               Institutional Class                                                      $0.1109
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0789
        C Class                                            $0.0256
        R Class                                                      $0.0611

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           139
                              Institutional Class     200

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   103
                                    C Class                                                             1
R Class                             19

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $9.84
                                Institutional Class  $9.84

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $9.84
                                    C Class                                                            $9.83
R Class                            $9.84